PROSPECTUS SUPPLEMENT
PRUCO LIFE INSURANCE COMPANY
Pruco Life Variable Universal Account

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Pruco Life of New Jersey Variable Appreciable Account

Supplement dated June 23, 2023,
to
Prospectuses dated May 1, 2023,
for
VUL Protector®, PruLife® SVUL Protector®, and PruLife® Custom Premier II Contracts

This supplement updates and amends certain information contained in the current prospectus and summary prospectus, as applicable, for your variable universal life insurance Contract, as well as any subsequent supplements thereto. You should read this supplement carefully and retain it for future reference.

On July 1, 2023, the PSF PGIM Jennison Focused Blend Portfolio “the Fund” will restate its expenses. The row for the Fund in Appendix A is hereby deleted and replaced with the following.

Type	Fund - Investment Manager(s) / Subadviser(s)	Current Expense	Average Annual Total Returns As Of 12/31/2022
			1 year	5 year	10 year
Large-Cap	PSF PGIM Jennison Focused Blend Portfolio (Class I) - PGIM Investments LLC / Jennison Associates LLC	0.76%^	(25.76)%	6.74%	10.50%
^The Fund’s annual current expense reflects temporary fee reductions.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS
PRODUCTSUP197
PCP2, PCP214, PCP215, PCP219, PCP2NJ, PCP2NJ14, PCP2NJ15, PCP2NJ19, VULP14, VULP15, VULP18, VULPNJ18, VULP21, VULPNJ21,
SVULP, SVULPNJ, SVULP20, SVULPNJ20, SVULP21, SVULPNJ21